As filed with the Securities and Exchange Commission on January 23, 2004

                                          Securities Act Registration No. 333-
                                  Investment Company Act Registration No. 811-


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-2

         Registration Statement under the Securities Act of 1933    [x]
                     Pre-Effective Amendment No. _____              [ ]
                    Post-Effective Amendment No. _____              [ ]
                                    and/or
                         Registration Statement Under
                   The Investment Company Act of 1940               [x]
                            Amendment No. _____                     [ ]


                BlackRock Strategic Dividend AchieversTM Trust
        (exact name of registrant as specified in declaration of trust)
                             100 Bellevue Parkway
                          Wilmington, Delaware 19809
                   (Address of Principal Executive Offices)


                                (888) 825-2257
             (Registrant's Telephone Number, Including Area Code)


                          Anne F. Ackerley, President
                BlackRock Strategic Dividend AchieversTM Trust
                              40 East 52nd Street
                           New York, New York 10022
                    (Name and Address of Agent for Service)

                                   Copy to:

                           Michael K. Hoffman, Esq.
                   Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                           New York, New York 10036


         Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

                           ________________________


       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

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----------------------------------------------------------------------------------------------------------------------
                                                              Proposed Maximum     Proposed Maximum      Amount of
                                                Amount       Offering Price per   Aggregate Offering    Registration
Title of Securities Being Registered       Being Registered         Unit                 Price              Fee
----------------------------------------------------------------------------------------------------------------------
Common Shares, $0.001 par value             100,000 shares         $15.00           $1,500,000 (1)        $121.50


(1) Estimated solely for the purpose of calculating the registration fee.

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                BLACKROCK STRATEGIC DIVIDEND ACHIEVERSTM TRUST

                             CROSS REFERENCE SHEET

                              Part A--Prospectus


          Items in Part A of Form N-2                                   Location in Prospectus
------------------------------------------------             ----------------------------------------------
Item 1. Outside Front Cover                                  Cover Page
Item 2. Inside Front and Outside Back Cover Page             Cover Page
Item 3. Fee Table and Synopsis                               Prospectus Summary; Summary of Trust Expenses
Item 4. Financial Highlights                                 Not Applicable
Item 5. Plan of Distribution                                 Cover Page; Prospectus Summary; Underwriting
Item 6. Selling Shareholders                                 Not Applicable
Item 7. Use of Proceeds                                      Use of Proceeds; The Trust's Investments
Item 8. General Description of the Registrant                The Trust; The Trust's Investments; Risks; Description
                                                             of Shares; Anti-Takeover Provisions in the Agreement
                                                             and Declaration of Trust; Closed-End Trust Structure;
Item 9. Management                                           Management of the Trust; Custodian and Transfer Agent;
                                                             Trust Expenses
Item 10. Capital Stock, Long-Term Debt, and Other            Description of Shares; Distributions; Dividend
Securities                                                   Reinvestment Plan; Certain Provisions in the Agreement
                                                             and Declaration of Trust; Tax Matters
Item 11. Defaults and Arrears on Senior Securities           Not Applicable
Item 12. Legal Proceedings                                   Legal Opinions
Item 13. Table of Contents of the Statement of Additional    Table of Contents for the Statement of Additional
Information                                                  Information


                    Part B--Statement of Additional Information

Item 14. Cover Page                                          Cover Page
Item 15. Table of Contents                                   Cover Page
Item 16. General Information and History                     Not Applicable
Item 17. Investment Objective and Policies                   Investment Objective and Policies; Investment Policies
                                                             and Techniques; Other Investment Policies and
                                                             Techniques; Portfolio Transactions
Item 18. Management                                          Management of the Trust; Portfolio Transactions and
                                                             Brokerage
Item 19. Control Persons and Principal Holders of            Not Applicable
Securities
Item 20. Investment Advisory and Other Services              Management of the Trust; Experts
Item 21. Brokerage Allocation and Other Practices            Portfolio Transactions and Brokerage
Item 22. Tax Status                                          Tax Matters; Distributions
Item 23. Financial Statements                                Financial Statements; Report of Independent Auditors

                           Part C--Other Information

Items 24-33 have been answered in Part C of this Registration Statement


[FLAG]

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                      SUBJECT TO COMPLETION        , 2004



                                  PROSPECTUS

                                    Shares
                BlackRock Strategic Dividend AchieversTM Trust
                                 Common Shares

         Investment Objective. BlackRock Strategic Dividend Achievers(TM) Trust (the "Trust") is a diversified, closed-end management investment company with no operating history. The Trust's investment objective is to provide total return through a combination of current income and capital appreciation by investing primarily in common stocks of small to mid-cap issuers that pay above average dividends and have the potential for capital appreciation.

         Investment Policies and Strategy. Under normal market conditions, the Trust will invest at least 80% of its total assets in common stocks included in the universe of common stocks of issuers which Mergent(R), a recognized provider of financial information, has determined are Dividend Achievers(TM). From time to time, the Trust may invest up to 20% of its total assets in common stocks of issuers that are not included in the Dividend Achievers(TM) universe when, in the opinion of BlackRock, it is advantageous for the Trust to do so. Using a disciplined investment process, the Trust's investment advisor and sub-advisor will attempt to select common stocks of the highest yielding small and mid-capitalization issuers in the Dividend Achievers(TM) universe subject to established diversification and liquidity portfolio constraints.

         No Prior History. The Trust's shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Trust's common shares are expected to be listed on the New York Stock Exchange under the symbol " ."

         Before buying any common shares you should read the discussion of the
material risks of investing in the Trust in "Risks" beginning on page   .
Certain of these risks are summarized in "Prospectus Summary - Special Risk
Considerations" beginning on page   .

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                _______________

                                           Per Share               Total (1)
Price to Public                      $
Sales Load                           $
Estimated Offering and               $
Organizational Expenses (2)
Proceeds to the Trust                $

(1) The Trust has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total price to the public, sales load, estimated offering and organizational
    expenses and proceeds to the Trust will be $       , $        , $ and
    $        , respectively. See "Underwriting."

(2) The Trust will pay organizational expenses and offering costs of the Trust (other than the sales load) up to an aggregate of $0.03 per share of the Trust's common shares. BlackRock has agreed to pay such organizational expenses and offering costs of the Trust to the extent they exceed $0.03 per share of the Trust's common shares. The aggregate organizational expenses and offering costs to be incurred by the Trust are estimated to
    be $     (including amounts incurred by BlackRock on behalf of the Trust).

         You should read this prospectus, which contains important information about the Trust, before deciding whether to invest, and retain it for future
reference. A Statement of Additional Information, dated            , 2004,
containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page of this prospectus. You may request a free copy of the Statement of Additional Information by calling
(888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).

         The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

         You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

         Until          , 2004 (25 days after the date of this prospectus),
all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.




                    Prospectus dated         , 2004

                              PROSPECTUS SUMMARY

         This is only a summary. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.


The Trust...........................       BlackRock Strategic Dividend Achievers(TM) Trust is a diversified, closed-end management investment company with no operating history.
                                           Throughout this prospectus, we refer to BlackRock Strategic Dividend
                                           Achievers(TM) Trust simply as the "Trust" or as "we," "us" or "our." See
                                           "The Trust."

The Offering........................       The Trust is offering           common shares of beneficial interest at
                                           $15.00 per share through a group of underwriters (the "Underwriters") led
                                           by                        .  The common shares of beneficial interest
                                           are called "common shares" in the rest of this prospectus. You must purchase at least 100 common shares ($1,500) in order to participate in this offering. The Trust has given the Underwriters an option to
                                           purchase up to        additional common shares to cover orders in
                                           excess of         common shares. BlackRock Advisors, Inc. has agreed
                                           to pay organizational expenses and offering costs (other than sales load)
                                           that exceed $0.03 per common share.

Investment Objective................       The Trust's investment objective is to provide total return through a combination of current income and capital appreciation by investing primarily in common stocks of small to mid-cap issuers that pay above average dividends and have the potential for capital appreciation. There can be no assurance that the Trust's investment objective will be successful. See "The Trust's Investments - Investment Objective and
                                           Policies."

Investment Policies and Strategy....       Under normal market conditions, the Trust will invest at least 80% of its total assets in common stocks included in the universe of common stocks of issuers which Mergent(R), a recognized provider of financial information, has determined are Dividend Achievers(TM). From time to time, the Trust may invest up to 20% of its total assets in common stocks of issuers that are not included in the Dividend Achievers(TM)universe when, in the opinion of BlackRock, it is advantageous for the Trust to do so.
                                           There can be no assurance that the Trust's investment strategy will be successful or that the Trust will achieve its investment objective.

                                           Since 1979, Mergent(R) has tracked companies that have consistently rewarded their shareholders through a consistent record of dividend increases. To qualify as an issuer included in the universe of
                                           Dividend Achievers(TM), an issuer must have raised its annual regular cash dividend for at least each of the last ten consecutive calendar years. In 2003, [286] U.S. issuers out of 15,000-plus public companies met the requirements for inclusion in the universe of Dividend Achievers(TM). Mergent(R) is an independent provider of financial information that is not affiliated with BlackRock. For more information regarding Mergent(R) and the Dividend
                                           Achievers(TM) universe (including a list of issuers included in the
                                           2003 Dividend Achievers(TM) universe), see Appendix A to this prospectus.

                                           The Trust's investment strategy begins with the universe of common stocks of issuers which Mergent(R), a recognized provider of financial information, has determined are Dividend Achievers(TM).
                                           Each issuer in the Dividend Achievers(TM) universe has been identified as a U.S. publicly traded company that has consistently increased its regular annual dividend payments for at least each of the last ten years. The issuers are also subject to additional screening criteria applied by Mergent(R) such as liquidity, asset size and number of shareholders.

                                           BlackRock then screens the issuers contained in the Dividend
                                           Achievers(TM) universe to determine which issuers it believes to be small to mid-capitalization companies. Under current market circumstances, BlackRock will consider an issuer with a market capitalization lower than or equal to the largest market
                                           capitalization in the bottom 90% of the market capitalizations of issuers included in the Russell 3000 Index to be a small to mid-capitalization company. In 2003, this figure was $7.3 billion, but may rise or fall depending on the market capitalizations of issuers contained in the Russell 3000 Index. The Russell 3000 Index is a widely recognized indicator of broad-based U.S. equity market performance.

                                           Application of this market capitalization screen to the issuers in the Dividend Achievers(TM) universe provides BlackRock with a
                                           Dividend Achievers(TM)' "sub-universe" of high-yielding small to mid-capitalization issuers. Using this screen in 2003, BlackRock would have considered this sub-universe to have consisted of approximately 200 small to mid-cap issuers. From this pool of issuers or "sub-universe", BlackRock attempts to construct a portfolio by selecting the highest-yielding (measured on a pre-tax basis) small and mid-capitalization companies in the sub-universe, subject to certain diversification and liquidity constraints. Under normal market conditions, BlackRock currently anticipates that application of these portfolio constraints to the sub-universe will result in a portfolio approximately 40% of which will be invested in common stocks of issuers BlackRock currently considers have a mid-capitalization (currently, $3.5 to $7.2 billion); approximately
                                           35% of which will be invested in common stocks of issuers BlackRock currently considers to have a small/mid-capitalization (currently,
                                           $1 to $3.5 billion); and approximately 10% to 15% of which will be invested in common stocks of issuers BlackRock currently considers to have a small capitalization (currently, less than $1 billion.)
                                           In addition, BlackRock currently anticipates that 5% to 10% of the
                                           Trust's portfolio will be invested in REITs of mid-, small/mid-, or small capitalization.

                                           Annually (on or about February 1 of each year), the Trust's portfolio will be re-allocated to reflect: (i) changes made to the
                                           Dividend Achievers(TM) universe each year by Mergent(R); (ii)
                                           changes in market capitalizations of an issuer that cause an issuer to no longer be considered by BlackRock to have a small to medium capitalization; or (iii) changes to the Russell 3000 Index that cause BlackRock to change its current definition of what
                                           constitutes a small, small/mid-, or mid-cap company, in general.
                                           However, if BlackRock determines that it is inefficient or disadvantageous for the Trust to sell the common stock of an issuer for tax or other reasons, the Trust may retain the common stock of such issuer (subject to the Trust's non-fundamental policy of investing at least 80% of its total assets in common stocks of issuers included in the Dividend Achievers(TM) universe).

                                           In addition, each month, BlackRock will review the investments in the Trust's portfolio and, in BlackRock's sole discretion, may replace one or more of the issuers with the common stock of another issuer in the Dividend Achievers(TM) universe or other dividend paying common stock, as appropriate. Under normal market
                                           conditions, BlackRock will not remove an issuer in the Dividend
                                           Achievers(TM) universe from the Trust's portfolio unless BlackRock believes: (i) the issuer has experienced or is expected to experience a fundamental change (e.g., bankruptcy, insolvency, or change in management) that renders it unsuitable for the Trust, or
                                           (ii) such removal presents an opportunity to manage the
                                           distribution of income or tax liability of the Trust. In selecting a replacement for a common stock in the Trust's portfolio,
                                           BlackRock will ordinarily seek first to replace it with another stock in the Dividend Achievers(TM) universe and secondly with common stocks of issuers which, in BlackRock's view, have similar yield and other characteristics, provided that at all times at least 80% of the Trust's total assets will be invested in common stocks of issuers included in the Dividend Achievers(TM) universe.
                                           See "The Trust's Investments-Investment Philosophy and Strategies."

Investment Advisor..................       BlackRock Advisors, Inc. ("BlackRock Advisors" or the "Advisor") will be the Trust's investment advisor and BlackRock Advisors' affiliate,
                                           BlackRock Financial Management, Inc. ("BlackRock Financial Management" or
                                           the "Sub-Advisor"), will provide certain day-to-day investment management services to the Trust. Throughout this prospectus, we sometimes refer to
                                           BlackRock Advisors and BlackRock Financial Management collectively as
                                           "BlackRock."  BlackRock Advisors will receive an annual fee, payable
                                           monthly, in a maximum amount equal to     % of the average weekly value
                                           of the Trust's managed assets.  BlackRock Advisors will pay a sub-advisory fee to BlackRock Financial Management equal to 50% of its annual fee. Because the Trust has no present intention of borrowing for investment purposes, the Trust's "managed assets" will generally be equal to the Trust's net assets. However, if the Trust borrows for investment purposes "managed assets" will mean the total assets of the Trust minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). See "Management of the Trust."

Distributions.......................       The Trust intends to distribute a level dividend each quarter to shareholders beginning approximately 90 to 120 days after the closing of this offering, which level dividend rate may be modified by the board of trustees from time to time.

                                           If, for any quarterly distribution, the sum of investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will be generally a tax-free return of capital distributed from the Trust's assets. The Trust's final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Trust's current and accumulated earnings and profits.
                                           Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Trust and its shareholders.

                                           The Trust intends to apply to the Securities and Exchange
                                           Commission (the "Commission") for an exemption from Section 19(b)
                                           of the Investment Company Act of 1940, as amended (the "Investment
                                           Company Act"), and Rule 19b-1 thereunder permitting the Trust to make periodic distributions of long-term capital gains, provided that the distribution policy of the Trust with respect to its common shares calls for periodic (e.g., quarterly) distributions in an amount equal to a fixed percentage of the Trust's average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. The exemption also would permit the Trust to make distributions with respect to any preferred shares that may be issued by the Trust in accordance with such shares' terms. No assurance can be given that the Commission will grant the exemption to the Trust. See "Distributions."

Listing.............................       The common shares are expected to be listed on the New York Stock
                                           Exchange under the symbol "  ." See "Description of Shares - Common
                                           Shares."

Custodian and Transfer Agent........       The Bank of New York will serve as the Trust's Custodian and Transfer
                                           Agent. See "Custodian and Transfer SAgent."

Market Price of Shares..............       Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies like the Trust that invest primarily in equity securities have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower than their net asset value. The Trust cannot assure you that its common shares will trade at a price higher than or equal to net asset value.
                                           The Trust's net asset value will be reduced  immediately following this offering by  the sales load and the amount of the organizational expenses and offering costs paid  by the Trust. See "Use of Proceeds." In addition to net asset value, the market price of the Trust's common shares may  be affected by such factors as dividend  levels, which are in turn affected by expenses, dividend stability, liquidity and market supply and demand.  See "Risks," "Description of Shares" and the section of the Statement of Additional Information with the heading "Repurchase of Common Shares." The common shares are designed primarily for long-term investors and you should not purchase common shares of the
                                           Trust if you intend to sell them shortly after purchase.

Special Risk Considerations.........       No Operating History. The Trust is a closed-end management investment company with no operating history. See "Risks - No
                                           Operating History."

                                           Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. See "Risks - Market Discount Risk."

                                           Investment and Market Risk. An investment in the Trust's common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Trust, substantially all of which are traded on a national securities exchange or in the over-the-counter markets.
                                           The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of
                                           Trust dividends and distributions. See "Risks - Investment and
                                           Market Risk."

                                           Dividend AchieversTM Universe Risk. The Trust has been granted a revocable license by Mergent(R) to use the Dividend AchieversTM universe of common stocks. If Mergent(R) revokes the Trust's license to use the Dividend AchieversTM universe, the board of trustees of the Trust may need to adopt a new investment strategy and/or new investment policies for the Trust. There is no assurance that the Trust would pursue or achieve its investment objective during the period in which it implements these replacement investment policies or strategies. In addition, the Trust is not an index fund, so the performance of the Trust will differ from the composite performance of the Dividend AchieversTM universe of stocks as a whole for various reasons, including the fact that: (i)
                                           the Trust will invest in a limited number of small and mid-cap stocks included in the Dividend AchieversTM universe of common stocks; (ii) the weightings of the common stocks in the Trust's portfolio will be different than the weightings of the common stocks in the Dividend AchieversTM universe; (iii) Black Rock has a limited ability to select common stocks that are not included in the Dividend AchieversTM universe; (iv) there may be delays between the time changes to the composition of the Dividend AchieversTM stocks are announced by Mergent(R) and the time the Trust is able to affect such changes in its portfolio; and (v) unlike the
                                           Dividend AchieversTM universe of stocks, the Trust has an initial sales charge and ongoing operating expenses and transaction costs.
                                           At times, the segment of the equity markets represented by the
                                           Dividend AchieversTM universe (i.e., high yielding dividend paying stocks) may be out of favor and underperform other segments ( e.g., growth stocks)

                                           Although the Trust may purchase stocks not included in the Dividend
                                           AchieversTM universe, the Trust has a non-fundamental policy of investing at least 80% of its total assets in stocks that are included in the Dividend AchieversTM universe, even if such stocks are out of favor and the market price of such stocks decline. See
                                           "Risks - Dividend AchieversTM Universe Risk."

                                           Common Stock Risk. The Trust will have exposure to common stocks.
                                           Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly
                                           under-performed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons including changes in
                                           investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stocks prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. In particular, the prices of small and mid-cap companies are generally more volatile and their markets are generally less liquid relative to larger-cap companies. Therefore an investment in the Trust may involve more risk of loss than funds investing in larger-cap companies or other asset classes. See
                                           "Risks - Common Stock Risk."

                                           Industry and Sector Risk. The Trust may invest a substantial portion of its assets in the securities of issuers in any single industry or sector of the economy if the companies selected through application of the Trust's investment strategy result in such a focus. If the Trust is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. For example, based upon the composition of the stocks selected by applying the Trust's investment strategy to the 2003 Dividend AchieversTM universe, if the Trust was currently operating and pursuing its investment strategy, companies in the financial services industry would represent 25% or more of the Trust's total assets. However, changes in the composition of the stocks selected through application of the Trust's investment strategy going forward would be reflected by changes in the Trust's portfolio, and the Trust's portfolio could be weighted more than 25% in one or more other industries or sectors in the future.

                                                Concentration of investments in the financial services sector includes the following risks:

                                           o    regulatory actions - financial services companies may suffer a setback if regulators change the rules under which they operate;

                                           o    changes in interest rates - unstable interest rates can have a disproportionate effect on the financial services sector;

                                           o    concentration of loans - financial services companies whose securities the Trust may purchase may themselves have
                                                concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

                                           o    competition - financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. See "Risks -
                                                Industry and Sector Risk."

                                           Small and Mid-Cap Stock Risk. The Trust intends to invest in companies with small or medium capitalizations. Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium company's stock, which means that buy and sell
                                           transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium company's stock price than is the case for a larger company. In addition, smaller or medium company stocks may not be well known to the investing public. See "Risks - Small and
                                           Mid-Cap Stock Risk."

                                           Risks of Investing in REITs. In pursuing its investment strategy, the Trust may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.
                                           The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including, rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and
                                           attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Trust from
                                           REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Trust's investment strategy results in the Trust investing in REIT shares, the percentage of the Trust's dividend income received from REIT shares will likely exceed the percentage of the
                                           Trust's portfolio which is comprised of REIT shares. Generally, dividends received by the Trust from REIT shares will not be eligible for the reduced tax rate applicable to "qualified dividend income." Therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Trust that shareholders of the Trust receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to
                                           "qualified dividend income." See "Risks - Risks of Investing in
                                           REITs."

                                           Dividend Risk. Dividends on common stock are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common stocks in which the
                                           Trust invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.
                                           As described further in "Tax Matters," "qualified dividend income"
                                           received by the Trust will generally be eligible for the reduced tax rate applicable to such dividends under the recently enacted
                                           "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax
                                           Act"). Unless subsequent legislation is enacted, the reduction to tax rates as set forth in the Tax Act will expire for taxable years beginning on or after January 1, 2009. Dividends received by the
                                           Trust from REIT shares generally will not constitute "qualified dividend income" eligible for the reduced tax rate applicable to
                                           "qualified dividend income" and therefore it is possible that, depending upon the composition of the stocks in the Trust's portfolio after application of the Trust's investment strategy, a portion of the Trust's distributions will not constitute qualifying dividends eligible for the reduced tax rate. As discussed under
                                           "Prospectus Summary - Distributions," a portion of the Trust's dividends may be a return of capital which may, under certain circumstances, have certain adverse consequences to the Trust and its shareholders. See "Risks - Dividend Risk."

                                           Portfolio Turnover Risk. The Trust will engage in portfolio trading as dictated by its investment strategy, regardless of any income tax consequences or brokerage costs to shareholders. The Trust cannot accurately predict its annual portfolio turnover rate.
                                           Although the Trust is newly organized and has no operating history, based on a historical analysis of the Trust's investment strategy over the past ten years, the annual turnover rate for the Trust's investment strategy would have been less than 100%. There is no assurance that the Trust's actual annual turnover rate will be comparable. Additionally, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Trust's investment strategy so dictates. A higher portfolio turnover rate results in
                                           correspondingly greater brokerage commissions and other
                                           transactional expenses that are borne by the Trust. High portfolio turnover may result in the realization of net short-term capital gains by the Trust which, when distributed to shareholders, will be taxable as ordinary income. See "Risks - Portfolio Turnover Risk."

                                           Market Disruption and Geopolitical Risk. The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Terrorist attacks on the
                                           World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, inflation and other factors relating to the common shares. See
                                           "Risks - Market Disruption and Geopolitical Risk."

                                           Anti-Takeover Provisions. The Trust's Agreement and Declaration of
                                           Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the
                                           Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. See "Risks - Anti-Takeover
                                           Provisions."


                           SUMMARY OF TRUST EXPENSES

         The following table shows Trust expenses as a percentage of net assets attributable to common shares:


Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price).................            4.50%
Offering Expenses borne by the Trust (as a percentage of offering price) (1)           0.20%
Dividend Reinvestment Plan Fees............................................            None(2)

                                                                  Percentage of Net Assets
Annual Expenses                                                Attributable to Common Shares
Management Fees......................................                                 %
Other Expenses.......................................                                 %(3)
Total Annual Expenses................................                                 %

____________

(1) The Trust will pay organizational expenses and offering costs of the Trust (other than the sales load) up to an aggregate of $0.03 per share of the Trust's common shares. BlackRock has agreed to pay such organizational expenses and offering costs of the Trust to the extent they exceed $0.03 per share of the Trust's common shares.

(2) You will be charged a $2.50 service charge and pay brokerage charges if you direct the Plan Agent (as defined below) to sell your common shares held in a dividend reinvestment account.

(3) Other expenses include an annual licensing fee of ___% which is calculated based on average weekly net assets and which, pursuant to a licensing agreement, the Trust will pay to Mergent(R) for the use of certain trademarks and for the use of Dividend Achievers(TM) universe.


         The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Trust's first full year of operations and assume that the Trust issues common shares. If the Trust issues fewer common shares, all other things being equal, these expenses would increase. See "Management of the Trust" and "Dividend Reinvestment Plan."

         The following example illustrates the expenses (including the sales load of $) that you would pay on a $1,000 investment in common shares,
assuming (1) total net annual expenses of    % of net assets attributable to
common shares, and (2) a 5% annual return:(1)


                                  1 Year           3 Years           5 Years          10 Years
                                  ------           -------           -------          --------
Total Expenses Incurred              $                $                 $                 $

(1) The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                   THE TRUST

         The Trust is a diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on January 22, 2004, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Trust has no operating history. The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is
(888) 825-2257.

                                USE OF PROCEEDS

         The net proceeds of this offering of common shares will be
approximately $    ($     if the underwriters exercise the over-allotment
option in full) after payment of the estimated organizational expenses and offering costs. The Trust will invest the net proceeds of this offering in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest primarily in common stocks that meet the Trust's investment objective and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, debt securities.

                            THE TRUST'S INVESTMENTS

Investment Objective and Policies

         The Trust's investment objective is to provide total return through a combination of current income and capital appreciation by investing primarily common stocks of small to mid-cap issuers that pay above average dividends and have the potential for capital appreciation. Such common stocks will be selected through the application of a disciplined investment strategy.

         Under normal market conditions, the Trust will invest at least 80% of its total assets in common stocks included in the universe of common stocks of issuers which Mergent(R), a recognized provider of financial information, has determined are Dividend Achievers(TM). From time to time, the Trust may invest up to 20% of its total assets in common stocks of issuers that are not included in the Dividend Achievers(TM) universe when, in the opinion of BlackRock, it is advantageous for the Trust to do so. See "Investment Philosophy and Strategy" below. There can be no assurance that the Trust's investment strategy will be successful or that the Trust will achieve its investment objective.

         For a more complete discussion of the Trust's portfolio composition, see "Portfolio Composition."

Investment Philosophy and Strategy

         Investment Philosophy. BlackRock is responsible for implementing the overall strategy, including the allocation and periodic reallocation of the Trust's assets among the common stocks in which the Trust invests. In this capacity, BlackRock will seek to invest the Trust's assets primarily in the common stocks of small to mid-capitalization issuers selected through application of the Trust's investment strategy.

         Investment Strategy. The Trust's investment strategy begins with the universe of common stocks of issuers which Mergent(R), a recognized provider of financial information, has determined are Dividend Achievers(TM). Each issuer in the Dividend Achievers(TM) universe has been identified as a U.S. publicly traded company that has consistently increased its regular annual dividend payments for at least each of the last ten years. The issuers are also subject to additional screening criteria applied by Mergent(R) such as liquidity, asset size and number of shareholders. See "Mergent(R) Dividend Achievers(TM)" below.

         BlackRock then screens the issuers contained in the Dividend Achievers(TM) universe to determine which issuers it believes to be small to mid-cap companies. Under current market circumstances, BlackRock will consider an issuer with a market capitalization lower than or equal to the largest market capitalization in the bottom 90% of the market capitalizations of issuers included in the Russell 3000 Index to be a small to mid-cap company. In 2003, this figure was $7.3 billion, but may rise or fall depending on the market capitalizations of issuers contained in the Russell 3000 Index. The Russell 3000 Index is a widely recognized indicator of broad-based U.S. equity market performance.

         Application of this market capitalization screen to the issuers in the Dividend Achievers(TM) universe provides BlackRock with a Dividend Achievers(TM)' "sub-universe" of high-yielding small to mid-cap issuers. Using this screen in 2003, BlackRock would have considered this "sub-universe" to have consisted of approximately 200 small to mid-cap issuers. From this pool of issuers or "sub-universe", BlackRock attempts to construct a portfolio by selecting the highest-yielding (measured on a pre-tax basis) small and mid-cap companies in the sub-universe, subject to certain diversification and liquidity constraints. Under normal market conditions, BlackRock currently anticipates that application of these portfolio constraints to the sub-universe will result in a portfolio approximately 40% of which will be invested in common stocks of issuers BlackRock currently considers to have a mid-capitalization (currently, $3.5 to $7.2 billion); approximately 35% of which will be invested in common stocks of issuers BlackRock currently considers to have a small/mid-capitalization (currently, $1 to $ 3.5 billion); and approximately 10% to 15% of which will be invested in common stocks of issuers BlackRock currently considers to have a small capitalization (currently, less than $1 billion). In addition, BlackRock currently anticipates that 5% to 10% of the Trust's portfolio will be invested in REITs of mid-, small/mid-, or small capitalization.

         Annually (on or about February 1 of each year), the Trust's portfolio will be re-allocated to reflect: (i) changes made to the Dividend Achievers(TM) universe each year by Mergent(R); (ii) changes in market capitalizations of an issuer that cause an issuer to no longer be considered by BlackRock to have a small to mid-capitalization; or (iii) changes to the Russell 3000 Index that cause BlackRock to change its current definition of what constitutes a small, small/mid-, or mid-cap company, in general. However, if BlackRock determines that it is inefficient or disadvantageous for the Trust to sell the common stock of an issuer for tax or other reasons, the Trust may retain the common stock of such issuer (subject to the Trust's non-fundamental policy of investing at least 80% of its total assets in common stocks of issuers included in the Dividend Achievers(TM) universe).

         In addition, each month, BlackRock will review the investments in the Trust's portfolio and, in BlackRock's sole discretion, may replace one or more of the issuers with the common stock of another issuer in the Dividend Achievers(TM) universe or other dividend paying common stock, as appropriate. Under normal market conditions, BlackRock will not remove an issuer in the Dividend Achievers(TM) universe from the Trust's portfolio unless BlackRock believes: (i) the issuer has experienced or is expected to experience a fundamental change (e.g., bankruptcy, insolvency, or change in management) that renders it unsuitable for the Trust, or (ii) such removal presents an opportunity to manage the distribution of income or tax liability of the Trust. In selecting a replacement for a common stock in the Trust's portfolio, BlackRock will ordinarily seek first to replace it with another stock in the Dividend Achievers(TM) universe and secondly with common stocks of issuers which, in BlackRock's view, have similar yield and other characteristics, provided that at all times at least 80% of the Trust's total assets will be invested in common stocks of issuers included in the Dividend Achievers(TM) universe.

Mergent(R) Dividend Achievers(TM)

         Since 1979, Mergent(R) has tracked companies that have consistently rewarded their shareholders through a consistent record of dividend increases. To qualify as an issuer included in the universe of Dividend AchieversTM, an issuer must have raised its annual regular cash dividend for at least each of the last ten consecutive calendar years. In 2003, [286] U.S. issuers out of 15,000-plus public companies met the requirements for inclusion in the universe of Dividend Achievers(TM). Mergent(R) is an independent provider of financial information that is not affiliated with BlackRock. For more information regarding Mergent(R) and the Dividend AchieversTM universe (including a list of issuers included in the 2003 Dividend AchieversTM universe), see Appendix A to this prospectus.

Portfolio Composition

         The Trust's portfolio will be composed principally of the following investments. A more detailed description of the Trust's investment policies and restrictions and more detailed information about the Trust's portfolio investments are contained in the Statement of Additional Information.

         Common Stocks. The Trust intends to invest primarily in common stocks included in common stocks of small and mid-cap issuers selected through BlackRock's disciplined investment process. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly under performed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

         Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of this offering of common shares are being invested, or during periods in which BlackRock determines that it is temporarily unable to follow the Trust's investment strategy or that it is impractical to do so, the Trust may deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents. BlackRock's determination that it is temporarily unable to follow the Trust's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust's investment strategy is extremely limited or absent. In such a case, shares of the Trust may be adversely affected and the Trust may not pursue or achieve its investment objective.

         Strategic Transactions. The Trust may, but is not required to, use various strategic transactions described below to, facilitate portfolio management, mitigate risks and generate total return (although it has no present intention to use such transactions to generate total return). Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although BlackRock seeks to use the practices to further the Trust's investment objective, no assurance can be given that these practices will achieve this result.

         The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity indices, and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential gain (although it has no current intention to do so) although the Trust will commit variation margin for Strategic Transactions that involve futures contracts only in accordance with the rules of the Commodity Futures Trading Commission.

         Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on BlackRock's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Trust's Statement of Additional Information.

         Other Investments. While the Trust currently intends to invest at least 80% of its assets in common stocks of issuers which have been determined to be Dividend AchieversTM by Mergent(R), the Trust reserves the right to invest up to 20% of its total assets in other investments including preferred securities and foreign securities. In addition, the Trust may, although it has no present intention to do so, engage in borrowings for investment purposes and/or issue preferred shares as leverage. For more information, see "Investment Policies and Techniques" and "Additional Risks" in the Statement of Additional Information.

                                     RISKS

         The net asset value of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below.

         No Operating History. The Trust is a diversified, closed-end management investment company with no operating history.

         Market Discount Risk. As with any stock, the price of the Trust's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and organizational and selling expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Trust's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.

         Investment Strategy Risk. The Trust will invest primarily in common stocks of small and mid-cap issuers that are selected through application of a disciplined investment strategy applied to the universe of common stocks of issuers which Mergent(R) has included in the Dividend Achievers(TM) universe. The types of stocks that are selected through application of the Trust's investment strategy can be expected to change over time. In pursuing its investment strategy, the Trust may incur adverse tax or brokerage consequences. Particular risks may be elevated during periods in which the Trust's investment strategy dictates higher levels of investment in particular types of stocks.

         Investment and Market Risk. An investment in the Trust's common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Trust, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Although the Trust can sell stocks of an issuer included in the Dividend AchieversTM universe upon the occurrence of certain events or for tax planning as described herein, the Trust generally will not sell stocks of issuers solely due to changes in market price. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Trust dividends and distributions.

         Common Stock Risk. The Trust will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stocks prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. In particular, the prices of small and medium companies are generally more volatile and their markets are generally less liquid relative to larger-cap companies. Therefore, an investment in the Trust may involve more risk of loss than funds investing in larger-cap companies or other asset classes.

         Industry and Sector Risk. The Trust may, from time to time, invest a substantial portion of its assets in the securities of issuers in any single industry or sector of the economy if the companies selected through application of the Trust's investment strategy result in such a focus. The Trust cannot predict the industries or sectors in which its investment strategy may cause it to concentrate. If the Trust is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in an industry or sector in which the Trust is concentrated would have a larger impact on the Trust than on an investment company that does not concentrate in such industry or sector. For example, based upon the composition of the stocks selected by applying the Trust's investment strategy to the 2003 Dividend AchieversTM universe, if the Trust was currently operating and pursuing its investment strategy, companies principally engaged in the financial services sector would represent 25% or more of the Trust's total assets. However, changes in the composition of the stocks selected through application of the Trust's investment strategy going forward would be reflected by changes in the Trust's portfolio, and the Trust's portfolio could be weighted more than 25% in one or more industries or sectors in the future.

         Concentration of investments in the financial services sector includes the following risks:

     o regulatory actions - financial services companies may suffer a setback if regulators change the rules under which they operate;

     o changes in interest rates - unstable interest rates can have a disproportionate effect on the financial services sector;

     o concentration of loans - financial services companies whose securities the Trust may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

     o competition - financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

         Dividend AchieversTM Universe Risk. The Trust has been granted a revocable license by Mergent(R) to use the Dividend AchieversTM universe of common stocks. If Mergent(R) revokes the Trust's license to use the Dividend AchieversTM universe, the board of trustees of the Trust may need to adopt a new investment strategy and/or new investment policies for the Trust. There is no assurance that the Trust would pursue or achieve its investment objective during the period in which it implements these replacement investment policies or strategies. In addition, the Trust is not an index fund, so the performance of the Trust will differ from the composite performance of the Dividend AchieversTM universe of stocks as a whole for various reasons, including the fact that: (i) the Trust will invest in a limited number of small and mid-cap stocks included in the Dividend AchieversTM universe of common stocks; (ii) the weightings of the common stocks in the Trust's portfolio will be different than the weightings of the common stocks in the Dividend AchieversTM universe;
(iii) BlackRock has limited ability to select common stocks that are not included in the Dividend AchieversTM universe; (iv) there may be delays between the time changes to the composition of the Dividend AchieversTM stocks are announced by Mergent(R) and the time the Trust is able to affect such changes in its portfolio; and (v) unlike the Dividend AchieversTM universe of stocks, the Trust has an initial sales charge and ongoing operating expenses and transaction costs. At times, the segment of the equity markets represented by the Dividend AchieversTM universe (i.e., high yielding dividend paying stocks) may be out of favor and underperform other segments (e.g., growth stocks).

         Small and Mid-Cap Stock Risk. The Trust intends to invest in companies with small and mid-capitalizations. Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company's stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Trust may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

         Risks of Investing in REITs. In pursuing its investment strategy, the Trust may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor's capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including, rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Trust from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Trust's investment strategy results in the Trust investing in REIT shares, the percentage of the Trust's dividend income received from REIT shares will likely exceed the percentage of the Trust's portfolio which is comprised of REIT shares. Generally, dividends received by the Trust from REIT shares will not constitute "qualified dividend income" eligible for the reduced tax rate applicable to "qualified dividend income;" therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Trust that shareholders of the Trust receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to "qualified dividend income."

         Dividend Risk. Dividends on common stocks are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the common stocks in which the Trust invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in "Tax Matters," "qualified dividend income" received by the Trust will generally be eligible for the reduced tax rate applicable to such dividends under the recently enacted the Tax Act. Unless subsequent legislation is enacted, the reduction to tax rates as set forth in the Tax Act will expire for taxable years beginning on or after January 1, 2009. Dividends received by the Trust from REIT shares and certain foreign securities, if any, generally will not constitute "qualified dividend income" eligible for the reduced tax rate applicable to "qualified dividend income" and therefore it is possible that, depending upon the composition of the stocks in the Trust's portfolio after application of the Trust's investment strategy, a portion of the Trust's distributions will not constitute qualifying dividends eligible for the reduced tax rate. As discussed under "Distributions," a portion of the Trust's dividends may be a return of capital which may, under certain circumstances, have certain adverse consequences to the Trust and its shareholders.

         Portfolio Turnover Risk. The Trust will engage in portfolio trading as dictated by its investment strategy, regardless of any income tax consequences or brokerage costs to shareholders. The Trust cannot accurately predict its annual portfolio turnover rate. Although the Trust is newly organized and has no operating history, based on a historical analysis of the Trust's investment strategy over the past 10 years, the annual turnover rate for the Trust's investment strategy would have been less than 100%. There is no assurance that the Trust's actual annual turnover rate will be comparable. Additionally, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Trust's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. High portfolio turnover may result in the realization of net short-term capital gains by the Trust which, when distributed to shareholders, will be taxable as ordinary income.

         Illiquid Securities Risk. Certain public securities, particularly securities of smaller capitalized or less seasoned issuers, may from time to time lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. In the absence of an active secondary market, the Trust's ability to purchase or sell such securities at a fair price may be impaired or delayed.

         Strategic Transactions. Strategic Transactions in which the Trust may engage also involve certain risks and special considerations, including engaging in hedging and risk management transactions such as options, futures, swaps and other derivatives transactions. Strategic Transactions generally will be entered into to seek to manage the risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (1) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (2) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Trust to pay additional amounts of money. Successful use of Strategic Transactions depends on BlackRock's ability to predict correctly market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Trust's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

         Market Disruption and Geopolitical Risk. The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, inflation and other factors relating to the common shares.

         Anti-Takeover Provisions. The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.

                            MANAGEMENT OF THE TRUST

Trustees and Officers

         The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There will be eight trustees of the Trust. A majority of the trustees will not be "interested persons" (as defined in the Investment Company Act) of the Trust. The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

Investment Advisor and Sub-Advisor

         BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $309 billion of assets under management as of December 31, 2003. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions(TM) name.

         The BlackRock organization has over 15 years of experience managing closed-end products and, as of December 31, 2003, advised a closed-end family of 49 active funds with approximately $14 billion in assets. BlackRock has $14 billion in equity assets under management as of December 31, 2003, including $4.3 billion in assets across 17 equity open-end funds and one closed-end fund. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

         BlackRock's Equity Capability. BlackRock manages a full range of equity strategies that span the risk/return spectrum, including U.S. and non-U.S. large, small and mid-cap equity. BlackRock equity products are distinct in their investment styles, risk tolerances, and return objectives to reflect the different segments of the equity markets. BlackRock equity strategies include both quantitative and fundamental investing. Quantitative strategies employ sophisticated, data-intensive models to drive the investment process. Fundamental investing emphasizes in-depth company and financial research as the basis of the stock selection process. BlackRock believes both quantitative and fundamental strategies can be effective in distinct asset classes and can offer investors specific risk and return advantages.

         BlackRock's Quantitative Equity Team. BlackRock uses a team approach in managing equity securities. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or in-vestment expertise of only a few individuals.

         BlackRock's quantitative equity team is lead by the following individuals:

         David Byrket, CFA, Managing Director and portfolio manager, is co-head of BlackRock's quantitative equity team. He is a member of the Equity Investment Strategy Group.

         Prior to joining BlackRock in 2003, Mr. Byrket served as Managing Director, portfolio manager and co-head of the Quantitative Equities Group at Weiss, Peck & Greer. From 1985 to 1996, he held various corporate finance positions at General Electric, including senior risk analyst with GE Capital.

         Mr. Byrket earned a BA degree, phi beta kappa, magna cum laude, in economics and psychology from Duke University in 1985. He is a member of the New York Society of Security Analysts and Chicago Quantitative Alliance.

         Frederick Herrmann, CFA, CPA, Managing Director and portfolio manager, is co-head of BlackRock's quantitative equity team. He is a member of the Equity Investment Strategy Group.

         Prior to joining BlackRock in 2003, Mr. Herrmann served as Managing Director, portfolio manager and co-head of the Quantitative Equities Group at Weiss, Peck & Greer. From 1984 to 1996, he was with AT&T Corporation, where Mr. Herrmann held various roles in the tax department, including director in the Chief Financial Officer's organization. He began his career at Amerada Hess Corporation in 1979 as an accountant.

         Mr. Herrmann earned a BS degree in accounting from Wilkes University in 1979, and an MS degree from the W. Paul Stillman School of Business at Seton Hall University in 1987. He is a member of the New York Society of Security Analysts, Chicago Quantitative Alliance, Society of Quantitative Analysts, and American Finance Association.

Investment Management Agreement

         Pursuant to an investment management agreement between BlackRock Advisors and the Trust, the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to % of the average weekly value of the Trust's managed assets (the "Management Fee"). BlackRock Advisors will pay a sub-advisory fee equal to % of the Management Fee to BlackRock Financial Management for sub-advisory services. Because the Trust has no present intention of borrowing for investment purposes, "managed assets" will generally be equal to the Trust's net assets. However, if the Trust borrows for investment purposes "managed assets" will mean the total assets of the Trust minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The Trust will also reimburse BlackRock Advisors for certain expenses BlackRock Advisors incurs in connection with performing certain services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed to BlackRock Advisors.

         In addition to the Management Fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

                                NET ASSET VALUE

         The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange. The Trust calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Trust (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust.

         The Trust values its securities primarily by using market quotations. Short-term debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's board of trustees.

                                 DISTRIBUTIONS

         The Trust intends to distribute a level dividend each quarter to shareholders beginning approximately 90 to 120 days after the closing of this offering, which level dividend rate may be modified by the board of trustees from time to time.

         If, for any quarterly distribution, the sum of investment company taxable income (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference generally will be a tax-free return of capital distributed from the Trust's assets. The Trust's final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividends to the extent of the Trust's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Such distribution policy may, under certain circumstances, have certain adverse consequences to the Trust and its shareholders.

         The Trust intends to apply to the Commission for an exemption from
Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder permitting the Trust to make periodic distributions of long-term capital gains provided that the distribution policy of the Trust with respect to its common shares calls for periodic (e.g., quarterly) distributions in an amount equal to a fixed percentage of the Trust's average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. The exemption also would permit the Trust to make distributions with respect to any preferred shares that may be issued by the Trust in accordance with such shares' terms. No assurance can be given that the Commission will grant the exemption to the Trust.

                          DIVIDEND REINVESTMENT PLAN

         Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Trust will be automatically reinvested by The Bank of New York (the "Plan Agent"), agent for shareholders in administering the Trust's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Trust. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

         The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a "dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere.

         If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

         If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

         In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 120 days after the payment date for such dividend, whichever is sooner (the "last purchase date"), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Trust will pay quarterly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the "ex-dividend" date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

         The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

         In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

         There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Tax Matters." Participants that request a sale of shares through the Plan Agent are subject to $2.50 sales fee and a $.15 per share sold brokerage commission.

         The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

         All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774; telephone: 1-866-212-0242.

                             DESCRIPTION OF SHARES

Common Shares

         The Trust is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of January 22, 2004. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder.

         The Trust has no present intention of offering any additional shares. See "Borrowings and Preferred Shares" in the Statement of Additional Information. Any additional offerings of shares will require approval by the Trust's board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.

         The Trust's common shares are expected to be listed on the New York
Stock Exchange under the symbol "   ." Net asset value will be reduced
immediately following the offering of common shares by the amount of the sales load and organizational expenses and offering costs paid by the Trust. See "Use of Proceeds."

         Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust that invest predominantly in equity securities have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See the Statement of Additional Information under "Repurchase of Common Shares."

                   ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT
                           AND DECLARATION OF TRUST

         The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

         In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Trust.

         The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

         To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding preferred shares which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares if the Trust had preferred shares outstanding at such time. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objectives and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

         For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

         The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Trust's Agreement and Declaration of Trust, on file with the SEC for the full text of these provisions.

                          CLOSED-END TRUST STRUCTURE

         The Trust is a diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

         Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust's board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.

                          REPURCHASE OF COMMON SHARES

         Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Net Asset Value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

         There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the capital of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded.

                                  TAX MATTERS

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders owning large positions in the Trust). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Trust.

         The Trust intends to elect to be treated and to qualify each year for special tax treatment afforded a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Trust meets certain requirements that govern the Trust's source of income, diversification of assets and distribution of earnings to shareholders, the Trust will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders.

         Distributions paid to you by the Trust from its investment company taxable income or from an excess of net short-term capital gain over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of the Trust's earning and profits. Such distributions (if designated by the Trust) may qualify (provided holding period and other requirements are met)
(i) for the dividends received deduction in the case of corporate shareholders to the extent that the Trust's income consists of dividend income from U.S. corporations, and (ii) under the Tax Act (effective for taxable years after December 31, 2002 through December 31, 2008), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Dividend income from passive foreign investment companies and, in general, dividend income from REITs is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Trust, are taxable to you as long-term capital gain if they have been properly designated by the Trust, regardless of the length of time you have owned Trust shares. Under the Tax Act, the maximum tax rate on capital gain dividends received by individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized after May 5, 2003 and before January 1, 2009. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

         The sale or other disposition of shares of the Trust will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under the Tax Act, short-term capital gain will currently be taxed at the maximum rate of 35% applicable to ordinary income while long-term capital gain generally will be taxed at a maximum rate of 15%.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Trust. If the Trust pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared.

         The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE TRUST AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE TRUST AND ITS SHAREHOLDERS CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION THAT IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, FOREIGN, STATE, LOCAL INCOME OR OTHER TAXES.

                                 UNDERWRITING

         The underwriters named below (the "Underwriters"), acting through , have severally agreed, subject to the terms and conditions of an underwriting agreement with the Trust, BlackRock Advisors and BlackRock Financial Management (the "Underwriting Agreement"), to purchase from the Trust the number of common shares set forth opposite their respective names.

             Underwriters                        Number of Common Shares
             ------------                        -----------------------




         The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions, including the absence of any materially adverse change in the Trust's business and the receipt of certain certificates, opinions and letters from the Trust and the Trust's attorneys and independent accountants. The nature of the Underwriters' obligation is such that they are committed to purchase all the common shares (other than those covered by the over-allotment option described below) if they purchase any of the common shares.

         The Trust has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of additional common shares to cover over-allotments, if any, at the initial offering price per common share minus the commission described in the following paragraph. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the common shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to the terms and conditions of the Underwriting Agreement, to purchase an additional number of common shares approximately proportionate to such Underwriter's initial commitment.

         The Representatives have advised the Trust that the Underwriters propose to offer some of the common shares directly to investors at the offering price of $15.00 per common share, and may offer some of the common shares to certain dealers at the offering price less a concession not in excess of $ per common share, and such dealers may reallow a concession not in excess of $ per common share in reimbursement of their expenses. The common shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to their right to reject orders in whole or in part. Investors must pay for any common shares
purchased on or before      , 2004.

         The Trust will pay all of its organizational expenses and offering costs (other than sales load) up to and including $0.03 per common share. BlackRock Advisors has agreed to pay all of the Trust's organizational expenses and offering costs (other than sales load) that exceed $0.03 per common share.

         The Trust's common shares will be listed, subject to notice of
issuance, on the New York Stock Exchange under the symbol "   ." In order to
meet the requirements for listing the common shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 common shares ($1,500). Prior to this offering, there has been no public market for the common shares or any other securities of the Trust. Consequently, the offering price for the common shares was determined by negotiation between the Trust, the Advisor and the Representatives. There can be no assurance, however, that the price at which common shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the common shares will develop and continue after this offering.

         The Trust, BlackRock Advisors and BlackRock Financial Management have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

         The Trust has agreed not to offer or sell any additional common shares of the Trust, other than as contemplated by this prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

         The Trust anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may so act while they are Underwriters.

         Until the distribution of common shares is completed, rules of the Commission may limit the ability of the Underwriters and certain selling group members to bid for and purchase the common shares. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the common shares. Such transactions may consist of short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the Underwriters of a greater number of common shares than they are required to purchase in the offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the common shares while the offering is in progress.

         The Underwriters may also impose a penalty bid. This occurs when a particular Underwriter repays to the other Underwriters all or a portion of the underwriting discount received by it because the Representatives have repurchased shares sold by or for the account of such Underwriter in stabilizing or short covering transactions.

         These activities by the Underwriters may stabilize, maintain or otherwise affect the market price of the common shares. As a result, the price of the common shares may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the Underwriters without notice at any time. These transactions may be effected on the New York Stock Exchange or otherwise.

         In connection with the offering, the Underwriters or selected dealers may distribute prospectuses electronically.

         The address of           is                    .

                         CUSTODIAN AND TRANSFER AGENT

         The Custodian of the assets of the Trust is The Bank of New York. The Custodian performs custodial, fund accounting and portfolio accounting services. The Bank of New York will also serve as the Trust's Transfer Agent with respect to the common shares.

                                LEGAL OPINIONS

         Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the Underwriters by . may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

                        PRIVACY PRINCIPLES OF THE TRUST

         The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

         Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                          Page
                                                                          ----

Use of Proceeds.............................................................B-2
Investment Objective and Policies...........................................B-2
Investment Policies and Techniques..........................................B-3
Other Investment Policies and Techniques...................................B-10
Additional Risks...........................................................B-12
Management of the Trust....................................................B-14
Portfolio Transactions and Brokerage.......................................B-19
Description of Shares......................................................B-20
Repurchase of Common Shares................................................B-22
Tax Matters................................................................B-23
Experts....................................................................B-26
Additional Information.....................................................B-26
Independent Auditors' Report...............................................F-1
Financial Statements ......................................................F-2
APPENDIX A General Characteristics and Risks of Strategic Transactions.....A-1
APPENDIX B Proxy Voting Procedures ........................................B-1

                                  APPENDIX A

                       ADDITIONAL INFORMATION REGARDING
             THE MERGENT(R) LICENSE AGREEMENT-GENERAL DISCLAIMERS
                 AND THE 2003 MERGENT(R) DIVIDEND ACHIEVERSTM.

Information Regarding the Mergent(R) License Agreement-General Disclaimers

         "Mergent(R)" and "Dividend AchieversTM" are trademarks of Mergent(R) and have been licensed for use by the Trust. The Trust is not sponsored, endorsed, sold or promoted by Mergent(R) and Mergent(R) makes no representation regarding the advisability of investing in the Trust.

         This Trust and its common shares are not sponsored, endorsed, sold or promoted by Mergent(R). Mergent(R) makes no representation or warranty, express or implied, to the shareholders of this Trust or any member of the public regarding the advisability of investing in securities generally or in this Trust particularly or the ability of any data supplied by Mergent(R) to track general stock market performance. Mergent's(R) only relationship to this Trust is the licensing of certain trademarks and trade names of Mergent(R) and of the data supplied by Mergent(R) which is determined, composed and calculated by Mergent(R) without regard to this Trust or its common shares. Mergent(R) has no obligation to take the needs of this Trust or the shareholders of the Trust into consideration in determining, composing or calculating the data supplied by Mergent(R). Mergent(R) is not responsible for and has not participated in the determination of the prices of the common shares of the Trust or the timing of the issuance or sale of such common shares. Mergent(R) has no obligation or liability in connection with the administration, marketing or trading of this Trust or its common shares.

         MERGENT(R) DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. MERGENT(R) MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, ITS SHAREHOLDERS OR AFFILIATES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY MERGENT(R) OR ANY DATA INCLUDED THEREIN. MERGENT(R) MAKES NO EX-PRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY MERGENT(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MERGENT(R) HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

         The 2003 Mergent(R) Dividend AchieversTM

         The securities comprising the 2003 Mergent(R) Dividend AchieversTM universe are:

Company
-------

1ST SOURCE
3M CO. (MINNESOTA MINING & MFG.)
ABBOTT LABORATORIES
ABM INDUSTRIES
AFLAC, INC.
AIR PRODUCTS AND CHEMICALS
ALBERTO-CULVER CO.
ALFA CORP.
ALLTEL CORP.
AMBAC
AMERICAN INTERNATIONAL GROUP
AMERICAN NATIONAL INSURANCE
AMERICAN STATES WATER CO.
AMSOUTH BANCORPORATION
ANHEUSER-BUSCH CO., INC.
APPLEBEE'S INTERNATIONAL
ARCHER DANIELS MIDLAND CO.
ARROW INTERNATIONAL
ASSOCIATED BANC-CORP
ATMOS ENERGY CORP.
AUTOMATIC DATA PROCESSING
AVERY DENNISON CORP.
AVON PRODUCTS
BADGER METER, INC.
BANCORP SOUTH INC.
BANDAG INC.
BANK OF AMERICA CORP.
BANK OF HAWAII
BANK OF NEW YORK
BANTA CORP.
BARD (C.R.) INC.
BB&T CORP.
BECKMAN COULTER
BECTON, DICKINSON & CO.
BEMIS CO., INC.
BLACK HILLS CORP.
BOWL AMERICA INC.
BRADY CORP.
BRIGGS & STRATTON
BRISTOL MEYERS SQUIBB CO.
BROWN FORMAN CORP.
CALIFORNIA WATER SERVICE CO.
CARLISLE COMPANIES, INC
CEDAR FAIR, L.P.
CENTURYTEL, INC.
CHARTER ONE FINANCIAL, INC.
CHEMICAL FINANCIAL
CHEVRONTEXACO
CHITTENDEN CORP.
CHUBB CORP.
CINCINNATI FINANCIAL CORP.
CINTAS CORP.
CITIGROUP INC
CITIZENS BANKING CORP
CLARCOR INC
CLECO CORP
CLOROX CORP.
COCA-COLA CO. (THE)
COLGATE-PALMOLIVE CO.
COMERICA INC
COMMERCE BANCORP, INC.
COMMERCE BANCSHARES, INC
COMMERCIAL NET LEASE REALTY
COMMUNITY BANK SYSTEMS, INC.
COMMUNITY FIRST BANKSHARES, INC.
COMMUNITY TRUST BANCORP, INC.
COMPASS BANCSHARES INC.
CONAGRA FOODS, INC.
CONNECTICUT WATER SERVICE
CONSOLIDATED EDISON, INC
CORUS BANCSHARES, INC.
COUSINS PROPERTIES INC.
CVB FINANCIAL CORP.
DIEBOLD, INC.
DONEGAL GROUP INC
DONNELLEY (R.R) & SONS CO.
DORAL FINANCIAL CORP.
DOVER CORP.
EASTGROUP PROPERTIES, INC.
EATON VANCE CORP.
ECOLAB
EL PASO CORP.
EMERSON ELECTRIC CO.
ENERGEN CORP.
ENERGY WEST INC.
ENERGYSOUTH, INC.
EXXON MOBILE CORP
F.N.B. CORP.
FAMILY DOLLAR STORES INC.
FANNIE MAE
FEDERAL REALTY INVEST. TRUST
FEDERAL SIGNAL CORP.
FIDELITY NATIONAL FINANCIAL INC.
FIFTH THIRD BANCORP
FIRST CHARTER CORP.
FIRST COMMONWEALTH FINANCIAL CORP.
FIRST FEDERAL CAPITAL CORP.
FIRST FINANCIAL BANCORP
FIRST FINANCIAL CORP.
FIRST FINANCIAL HOLDINGS
FIRST INDIANA CORP.
FIRST MIDWEST CORP.
FIRST VIRGINIA BANKS INC.
FIRSTMERIT CORP
FLEETBOSTON FINANCIAL
FLORIDA PUBLIC UTILITIES CORP.
FRANKLIN RESOURCES, INC.
FREDDIE MAC
FRISCH'S RESTAURANTS, INC.
FULLER (H.B.) CO.
FULTON FINANCIAL CORP
GALLAGHER (ARTHUR J) & CO.
GANNETT CO., INC.
GATX CORP.
GENERAL DYNAMICS CORP.
GENERAL ELECTRIC CO.
GENUINE PARTS CORP.
GLACIER BANCORP, INC.
GOLDEN WEST FINANCIAL CORP.
GORMAN-RUPP CO.
GRAINGER (W.W.) INC.
HARLEYSVILLE GROUP, INC.
HARLEYSVILLE NATIONAL CORP.
HAVERTY FURNITURE COS., INC.
HEALTH CARE PROPERTY INVESTORS
HEINZ (H.J.) CO.
HERSHEY FOODS CORP.
HILB, ROGAL & HAMILTON CO.
HILLENBRAND INDUSTRIES, INC.
HOME DEPOT, INC.
HON INDUSTRIES, INC.
HORMEL FOODS CORP.
HOUSEHOLD INTERNATIONAL, INC.
HUDSON UNITED BANCORP
ILLINOIS TOOL WORKS, INC.
IRWIN FINANCIAL CORP.
J.P. MORGAN CHASE & CO.
JACK HENRY & ASSOCIATES, INC.
JEFFERSON PILOT CORP.
JOHNSON & JOHNSON
JOHNSON CONTROLS, INC.
KEYCORP
KIMBERLY-CLARK CORP.
KIMCO REALTY
LANCASTER COLONY CORP
LA-Z-BOY INC.
LEGG MASON, INC.
LEGGETT & PLATT, INC.
LILLY (ELI) & CO.
LINCOLN NATIONAL CORP.
LINEAR TECHNOLOGY
LOWE'S COMPANIES, INC.
M & T BANK CORP.
MARSH & MCLENNAN COMPANIES, INC.
MARSHALL & ILSLEY CORP.
MASCO CORP.
MAY DEPARTMENT STORES, CO.
MBIA, INC.
MBNA CORP.
MCCORMICK & CO., INC.
MCDONALD'S CORP.
MCGRATH RENT
MCGRAW-HILL COS, INC.
MDU RESOURCES GROUP, INC.
MEDTRONIC INC.
MERCANTILE BANKSHARES CORP.
MERCK & CO., INC.
MERCURY GENERAL CORP.
MGE ENERGY INC.
MIDDLESEX WATER CO.
MIDLAND CO. (THE)
MINE SAFETY APPLIANCES CO.
MYERS INDUSTRIES, INC.
NACCO INDUSTRIES, INC.
NATIONAL CITY CORP
NATIONAL COMMERCE FINANCIAL CORP.
NATIONAL FUEL GAS CO.
NATIONAL PENN BANCSHARES, INC.
NATIONAL SECURITY GROUP, INC.
NICOR INC.
NORDSON CORP.
NORTHERN TRUST CORP.
NORTHWESTERN CORP.
NUCOR CORP.
NUVEEN INVESTMENTS INC
OLD NATIONAL BANCORP
OLD REPUBLIC INTERNATIONAL
OTTER TAIL POWER CO.
PACIFIC CAPITAL BANCORP.
PARK NATIONAL CORP.
PAYCHEX INC.
PENTAIR INC.
PEOPLES ENERGY CORP.
PEPSICO, INC.
PFIZER INC.
PHILADELPHIA SUBURBAN CORP.
ALTRIA
PIEDMONT NATURAL GAS CO., INC.
PIER 1 IMPORTS, INC.
PITNEY BOWES INC.
POPULAR, INC.
PPG INDUSTRIES, INC.
PRAXAIR
PROCTOR AND GAMBLE CO.
PROGRESS ENERGY
PROGRESSIVE CORP.
PROTECTIVE LIFE CORP.
QUAKER CHEMICAL CORP.
QUESTAR CORP.
RAVEN INDUSTRIES, INC.
REGIONS FINANCIAL CORP.
REPUBLIC BANCORP, INC.
RLI CORP.
ROHM & HASS CO.
ROPER INDUSTRIES, INC.
ROUSE CO.
RPM INC
S & T BANCORP, INC.
SARA LEE CORP.
SBC COMMUNICATIONS, INC.
SCHERING-PLOUGH CORP.
SEI INVESTMENTS CO.
SERVICE MASTER CO.
SHERWIN-WILLIAMS CO.
SIGMA-ALDRICH CORP.
SJW CORP.
SLM CORPORATION
SMITH (A.O.) CORPORATION
SONOCO PRODUCTS CO.
SOUTHTRUST CORP
ST. PAUL COS., INC.
STANLEY WORKS
STATE AUTO FINANCIAL CORP.
STATE STREET CORP.
STEPAN CO.
STERLING FINANCIAL CORP.
STRYKER CORP.
SUNTRUST BANKS, INC.
SUPERIOR INDUSTRIES INTL. INC.
SUPERVALU INC.
SUSQUEHANNA BANCSHARES INC.
SYNOVUS FINANCIAL CORP
SYSCO CORP.
T. ROWE PRICE GROUP, INC. TARGET CORP.
TCF FINANCIAL
TECO ENERGY INC.
TELEFLEX INC.
TELEPHONE & DATA SYSTEMS
TENNANT CO.
TEPPCO PARTNERS L.P.
TOOTSIE ROLL INDUSTRIES INC.
TRANSATLANTIC HOLDINGS INC.
TRUSTCO BANK
TRUSTMARK CO.
UGI CORP.
UNITED BANKSHARES, INC. (W.V.)
UNITED DOMINION REALTY TRUST
UNITED MOBILE HOMES, INC.
UNITRIN, INC.
UNIVERSAL CORP.
UNIVERSAL HEALTH REALTY INC. TRUST
UNIZAN FINANCIAL CORP.
VALLEY NATIONAL BANCORP
VALSPAR CORP.
VECTREN CORP.
VF CORP.
VIRCO MANUFACTURING CORP.
VULCAN MATERIALS CO.
WALGREEN CO.
WAL-MART STORES
WASHINGTON FEDERAL INC.
WASHINGTON MUTUAL INC.
WASHINGTON R.E.I.T.
WEBSTER FINANCIAL CORP.
WEINGARTEN REALTY INVESTORS
WELLS FARGO CORP.
WESBANCO INC.
WESCO FINANCIAL CORP.
WEST PHARMACEUTICAL SERVICES, INC.
WESTAMERICA BANCORPORATION
WEYCO GROUP INC.
WGL HOLDINGS
WILMINGTON TRUST CORP.
WPS RESOURCES CORP.
WRIGLEY (W.M.) JR. CO

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

Prospectus Summary............................................................1
Summary of Trust Expenses.....................................................1
The Trust.....................................................................3
Use of Proceeds...............................................................3
The Trust's Investments.......................................................3
Risks.........................................................................6
Management of the Trust.......................................................9
Net Asset Value..............................................................11
Distributions................................................................11
Dividend Reinvestment Plan...................................................11
Description of Shares........................................................13
Anti-Takeover Provisions in the Agreement  and Declaration of Trust..........14
Closed-End Trust Structure...................................................15
Repurchase of Common Shares..................................................15
Tax Matters..................................................................16
Custodian And Transfer Agent.................................................19
Legal Opinions...............................................................19
Table of Contents for the Statement of Additional Information................21
APPENDIX A  Additional Information Regarding the Mergent(R) License
     Agreement-General Disclaimers and The 2003 Mergent(R) Dividend
     AchieversTM............................................................A-1

Shares

                BlackRock Strategic Dividend AchieversTM Trust

                                 Common Shares

                                  PROSPECTUS

                                    , 2004

                      STATEMENT OF ADDITIONAL INFORMATION

         BlackRock Strategic Dividend AchieversTM Trust (the "Trust") is a diversified, closed-end management investment company with no operating history. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated, 2004. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling
(888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

                               TABLE OF CONTENTS

Use of Proceeds.............................................................B-2
Investment Objective and Policies...........................................B-2
Investment Policies and Techniques..........................................B-3
Other Investment Policies and Techniques...................................B-10
Additional Risks...........................................................B-12
Management of the Trust....................................................B-14
Portfolio Transactions and Brokerage.......................................B-19
Description of Shares......................................................B-20
Repurchase of Common Shares................................................B-22
Tax Matters................................................................B-23
Experts....................................................................B-26
Additional Information.....................................................B-26
Independent Auditors' Report................................................F-1
Financial Statements ......................................................F-2
APPENDIX A General Characteristics and Risks of Strategic Transactions.....A-1
APPENDIX B Proxy Voting Procedures ........................................B-1

         This Statement of Additional Information is dated        , 2004.

                                USE OF PROCEEDS

         Pending investment in securities that meet the Trust's investment objectives and policies, the net proceeds of this offering will be invested in short-term debt securities of the type described under "Investment Policies and Techniques--Short-Term Debt Securities." We currently anticipate that the Trust will be able to invest primarily in securities that meet the Trust's investment objective and policies within approximately three months after the completion of this offering.

                       INVESTMENT OBJECTIVE AND POLICIES

         The Trust's investment objective is to provide total return through a combination of current income and capital appreciation by investing in small cap and mid-capitalization common stocks that pay above average dividends and have the potential for capital appreciation.

Investment Restrictions

         Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of majority of the outstanding common shares and any preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:

               (1) invest 25% or more of the value of its total assets in any one industry (except as required by the Trust's investment strategy);

               (2) with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding securities of any one issuer;

               (3) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies;

               (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt securities consistent with the Trust's investment objective and policies or the entry into repurchase agreements;

               (5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Trust may be deemed to be an underwriter;

               (6) purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and real estate operating companies, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust's ownership of such other assets;

               (7) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

         When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         The Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

               (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's total assets and the Trust's aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security; or

               (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder. Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

               (3) under normal market conditions, invest less than 80% of its total assets in common stocks that are included in the universe of common stocks of issuers which Mergent(R) has determined are Dividend AchieversTM. The Trust will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Trust unless such change was previously approved by shareholders.

         In addition, to comply with federal tax requirements for qualification as a regulated investment company, the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

                      INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Trust's investment objective, policies and techniques that are described in the prospectus.

Borrowings And Preferred Shares

         The Trust may borrow in an amount up to 5% of its total assets for temporary or emergency purposes. The Trust may, but does not currently intend to, borrow funds for investment purposes and/or issue debt securities or preferred shares in an aggregate amount of approximately 33?% of its total assets to purchase additional securities. These practices are known as "leverage." The Trust may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as BlackRock may from time to time determine. Changes in the value of the Trust's investment portfolio, including securities bought with the proceeds of the leverage, will be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of the Trust's investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Trust were not leveraged. During periods in which the Trust is using leverage, the fees paid to BlackRock for advisory and sub-advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust's total assets, including the proceeds from the issuance of preferred shares and other leverage. Although the Trust is able to issue preferred shares in an amount up to 50% of its total assets, the Trust anticipates that it would not offer preferred shares representing more than 33?% of the Trust's total assets immediately after the issuance of the preferred shares.

         Under the Investment Company Act, the Trust is not permitted to (i) issue preferred shares, unless immediately after such issuance the value of the Trust's total assets is at least 200% of the liquidation value of the out-standing preferred shares or (ii) issue any senior security representing indebtedness of the Trust, unless immediately after such issuance the value of the Trust's total assets is at least 300% of the face amount of such indebtedness. In addition, in the event that the Trust does issue any preferred shares or senior securities representing indebtedness, the Trust will not be able to (i) pay dividends or declare any other distribution on any such preferred shares or the common shares unless at the time of declaration of any such dividend or other distribution the value of the Trust's total assets is at least 200% of the liquidation value of such preferred shares after giving effect to such dividend or other distribution or (ii) pay dividends or declare any other distribution on any such senior security representing indebtedness or the common shares unless at the time of declaration of any such dividend or other distribution the value of the Trust's total assets is at least 300% of the face amount of such indebtedness after giving effect to such dividend or other distribution.

Foreign Securities

         Although it has no present intention to do so, the Trust may invest up to 20% of its total assets in foreign securities, which may include securities denominated in U.S. dollars or in foreign currencies or multinational currency units. The Trust may, but has no present intention to, invest in foreign securities of emerging market issuers, but investments in such securities will not comprise more than 10% of the Trust's total assets. The Trust will consider a company a U.S. company and not a foreign company if it meets one or more of the following tests: (i) such company was organized in the U.S.; (ii) such company's primary business office is in the U.S.; (iii) the principal trading market for such company's assets are located in the U.S.; (iv) 50% or more of such company's assets are located in the U.S.; or
(v) 50% or more of such issuer's revenues are derived from the U.S. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

         Because evidences of ownership of such securities usually are held outside the United States, the Trust would be subject to additional risks if it invested in foreign securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

         Since foreign securities may be purchased with and payable in of foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Preferred Securities

         Although it has no present intention of doing so, the Trust may invest up to 20% of its total assets in preferred securities.

         Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Trust determine not to pay dividends on such stock, the amount of dividends the Trust pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Trust may invest will be declared or otherwise made payable.

         Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the dividends received deduction. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Trust's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

         Dividends on traditional preferred securities may be eligible for the reduce rate for qualified dividend income. In addition, pursuant to the dividends received deduction, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities that are paid out of earnings and profits of a domestic issuer. Corporate shareholders of a regulated investment company like the Trust generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the dividends received deduction.

         Trust Preferred Securities. Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

         Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default con-sequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profit-ability of the issuer rather than on any legal claims to specific assets or cash flows.

         Trust preferred securities include but are not limited to trust originated preferred securities ("TOPRS(R)"; monthly income preferred securities ("MIPS(R)"); quarterly income bond securities ("QUIBS(R)"); quarterly income debt securities ("QUIDS(R)"); quarterly income preferred securities ("QUIPSSM"); corporate trust securities ("CORTS(R)"); public income notes ("PINES(R)"); and other trust preferred securities.

         Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without de-fault. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

         Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the dividends received deduction, and will not be eligible for the reduced rate on qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

Short-Term Debt Securities

         For temporary defensive proposes or to keep cash on hand, the Trust may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following:

               (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and GNMA, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the FNMA, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and
         (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

               (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

               (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

               (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Hedging And Risk Management

         Consistent with its investment objectives and policies set forth herein, the Trust may also enter into certain hedging and risk management transactions. In particular, the Trust may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The ability of the Trust to hedge them successfully will depend on BlackRock's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Strategic Transactions that the Trust may use are described below. Although the Trust recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Trust may seek to use these strategies in certain circumstances.

         Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will engage in such transactions only for bona fide hedging, risk management and other portfolio management purposes.

         Forward Foreign Currency Contracts. The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and BlackRock believes that currency will decline relative to another currency, the Trust might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when BlackRock anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if BlackRock anticipates that there will be a correlation between the two currencies. The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain.

         Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations on net asset value, the Trust may sell or purchase call options ("calls") on securities and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

         Puts on Securities, Indices and Futures Contracts. As with calls, the Trust may purchase put options ("puts") that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Trust may also sell puts on securities, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

         Interest Rate Transactions. Among the Strategic Transactions are which the Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for hedging and risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. In as much as these hedging transactions are incurred into for good faith hedging purposes. BlackRock and the Trust believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

         Credit derivatives. The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If BlackRock is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if BlackRock is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

         Appendix A contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

         Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "Tax Matters."

Short Sales

         The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

         When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

         If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

                   OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

         Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

         The Trust may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Reverse Repurchase Agreements

         The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

         If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

         As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities

         The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 331/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's board of trustees.

         The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

                               ADDITIONAL RISKS

         In addition to the risks set forth in the prospectus, the Trust may be exposed to the following risks to the extent it invests in the following instruments or techniques:

Leverage Risk

         If the Trust borrows for investment purposes and/or issues preferred shares, the Trust will be subject to leverage risk. Although the use of leverage by the Trust may create an opportunity for higher total return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, the Trust's return on its common shares will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of leverage, the return on the Trust's common shares will be less than if leverage had not been used. In such circumstances, BlackRock in its best judgment nevertheless may determine to continue to use leverage if it expects that the benefits to the Trust's shareholders of maintaining the leveraged position will outweigh the current reduced return. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders including:

o the likelihood of greater volatility of net asset value, market price and dividend rate of the shares than a comparable portfolio without leverage;

o the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock that the Trust must pay will reduce the return to the common shareholders;

o the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

o when the Trust uses financial leverage, the investment advisory fees payable to BlackRock will be higher than if the Trust did not use leverage; and

o leverage may increase operating costs, which may reduce the Trust's total return.

         Certain types of borrowings by the Trust may result in the Trust being subject to covenants in credit agreements relating to asset coverage and Trust composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred stock issued by the Trust. These guidelines may impose asset coverage or Trust composition requirements that are more stringent than those imposed by the Investment Company Act. BlackRock does not believe that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

Risks Related to Preferred Securities

         To the extent the Trust invests in preferred securities, there are special risks associated with investing in preferred securities, including:

         Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

         Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

         Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

         Limited Voting Rights. Generally, preferred security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

         In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

         Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Trust.

         New Types of Securities. From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Trust reserves the right to invest in these securities if BlackRock believes that doing so would be consistent with the Trust's investment objective and policies. Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Risks of Foreign Securities

         Investing in foreign securities may involve certain risks not involved in domestic investments, including, but not limited to: (1) fluctuations in foreign exchange rates; (2) future foreign economic, financial, political and social developments; (3) different legal systems; (4) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (5) lower trading volume; (6) much greater price volatility and illiquidity of certain foreign securities markets; (7) different trading and settlement practices; (8) less governmental supervision;
(9) changes in currency exchange rates; (10) high and volatile rates of inflation; (11) fluctuating interest rates; (12) less publicly available information; and (13) different accounting, auditing and financial recordkeeping standards and requirements.

         Certain countries in which the Trust may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:
(1) the possibility of expropriation of assets; (2) confiscatory taxation; (3) difficulty in obtaining or enforcing a court judgment; (4) economic, political or social instability; and (5) diplomatic developments that could affect investments in those countries.

         Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in foreign securities also may be subject to foreign withholding taxes. Dividend income from foreign corporations may not be eligible for the reduced rate for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (1) growth of gross domestic product; (2) rates of inflation; (3) capital reinvestment; (4) resources; (5) self-sufficiency; and (6) balance of payments position.

         As a result of these potential risks, BlackRock may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including BlackRock, have had no or limited prior experience.

                            MANAGEMENT OF THE TRUST

Investment Management Agreement

         Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

         The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

         The investment management agreement was approved by the Trust's board of trustees at an in-person meeting of the board of trustees held on , 2004, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act.) This agreement provides for the Trust to pay a management fee at an annual rate equal to % of the average weekly value of the Trust's managed assets. In approving this agreement the board of trustees considered, among other things, (i) the nature and quality of the services to be provided to the Trust by BlackRock Advisors, (ii) the Trust's fee and expense data as compared to various benchmarks and a peer group of closed-end funds with similar investment strategies as the Trust, (iii) BlackRock's profitability with respect to the management of the BlackRock family of closed-end funds, and (iv) the direct and indirect benefits to BlackRock from its relationship with the Trust.

         During its deliberations, the board of trustees focused on the experience, resources and strengths of BlackRock Advisors in managing investment companies that invest in common stocks. The board of trustees, based on their experience as directors or trustees of other investment companies managed by BlackRock Advisors, also focused on the quality of the compliance and administrative staff at BlackRock. The board of trustees placed significant emphasis on the Trust's advisory fee rate and anticipated expense ratios as compared to those of comparable closed-end funds with comparable investment objectives and strategies as provided by Lipper Inc.

         Based on the information reviewed and discussions held, the board of trustees, including a majority of the non-interested trustees, concluded that it was satisfied with the nature and quality of the services to be provided by BlackRock Advisors to the Trust and that the advisory fee rate was reasonable in relation to such services. The non-interested trustees were represented by independent counsel who assisted them in their deliberations.

         The investment management agreement was approved by the sole common
shareholder of the Trust as of         , 2004. The investment management
agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreement

         BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, % of the monthly management fees received by BlackRock Advisors.

         The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

         Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.

         The sub-investment advisory agreement was approved by the Trust's board of trustees at an in-person meeting of the board of trustees held on
        , 2004, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). In approving this agreement the board of trustees considered, among other things, (i) the nature and quality of the services to be provided to the Trust by BlackRock Financial Management, (ii) the Trust's fee and expense data as compared to various benchmarks and a peer group of closed-end funds with similar investment strategies as the Trust, (iii) BlackRock's profitability with respect to the management of the BlackRock family of closed-end funds, and (iv) the direct and indirect benefits to BlackRock Financial Management from its relationship with the Trust.

         During its deliberations, the board of trustees focused on the experience, resources and strengths of BlackRock Financial Management in sub-advising investment companies that invest in common stocks.

         Based on the information reviewed and the discussions the followed, the board of trustees, including a majority of the non-interested trustees, concluded that it was satisfied with the nature and quality of the services to be provided by BlackRock Financial Management, Inc. to the Trust and that the sub-advisory fee rate was reasonable in relation to such services. The non-interested trustees were represented by independent counsel who assisted them in their deliberations.

         The sub-investment advisory agreement was approved by the sole common
shareholder of the Trust as of        , 2004. The sub-investment advisory
agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and
(2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust, or by BlackRock Advisors or BlackRock Financial Management, on 60 days' written notice by either party to the other. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Trustees and Officers

         The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. Anne F. Ackerley is the sole initial Trustee of the Trust. Following is a list of her present positions and principal occupations during the last five years. Ms. Ackerley is an interested person of the Trust (as defined in the Investment Company
Act). The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below.

         The trustees listed below are trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.


                                                                Principal Occupation During the
Name and Age                  Title                          Past Five Years and Other Affiliations
--------------------    ----------------   ----------------------------------------------------------------------

Anne F. Ackerley        Sole Initial       Managing Director of BlackRock, Inc. since 2000. Formerly First Vice
Age 41                  Trustee,           President and Chief Operating Officer, Mergers and Acquisition Group at
                        President, Chief   Merrill Lynch & Co. from 1997 to 2000; First Vice President and Chief
                        Executive          Operating Officer, Public Finance Group at Merrill Lynch & Co. from 1995
                        Officer and        to 1997; First Vice President, Emerging Markets Fixed Income Research at
                        Chief Financial    Merrill Lynch & Co. prior thereto.
                        Officer


         Prior to this offering, all of the outstanding shares of the Trust were owned by an affiliate of BlackRock Advisors.

         As of December 31, 2003, the trustees of the Trust owned the following amounts of shares of the Trust and other investment companies in the BlackRock family of closed-end funds:


                                                                Aggregate Dollar Range of Equity Securities
                                                                  In all Registered Investment Companies
                            Dollar Range of Equity                  Overseen by Trustees in the Family
Name of Trustee            Securities in the Trust*                        Investment Companies
------------------------------------------------------------------------------------------------------------

----------
* Trustees do not own equity securities of the Trust because the Trust does not have any operating history.


         The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. During the year ended December 31, 2003, the Independent Trustees/Directors earned the compensation set forth below in their capacities as trustees/directors of the funds in the BlackRock family of Funds. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2004, assuming the Trust was in existence for the full calendar year.


                                    Estimated Compensation      Total Compensation from the Trust and Fund
Name of Board Member                      From Trust                    Complex Paid to Board Member(1)
-----------------------------------------------------------------------------------------------------------

                                              (2)                                   (3)(4)(5)
                                              (2)                                    (4)(5)
                                              (2)                                    (4)(5)
                                              (2)                                      (4)
                                              (2)                                      (4)
                                              (2)                                      (4)

(1)      Estimates the total compensation to be earned by that person during the calendar year ending
         December 31, 2004 from the closed-end funds advised by the Advisor (the "Fund Complex").
(2)      Of these amounts it is anticipated that Messrs.             ,               ,       ,
               ,            and          may defer $      , $      , $     , $     , $       and
         $      , respectively, pursuant to the Fund Complex's deferred compensation plan in the calendar year ending December 31, 2004.
(3)                       serves as "lead director" for each board of trustees/directors in the
         Fund Complex. For his services as lead trustee/director,                         will be
         compensated in the amount of $40,000 per annum by the Fund Complex.
(4)      Of this amount, Messrs.       ,          ,             ,          ,               and
                      are expected to defer $       , $       , $       , $      , $        and
         $          , respectively, pursuant to the Fund Complex's deferred compensation plan.
(5)      Includes compensation for service on the Audit Committee.


         Each Independent Trustee will receive an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,500 for each meeting of each board in the Fund Complex attended by such Independent Trustee. The total annual aggregate compensation for each Independent Trustee is capped at $190,000 per annum, except that will receive an additional $40,000 per annum from the Fund Complex for acting as the lead trustee for each board of trustees/directors in the Fund Complex and Messrs.
             ,              and will receive an additional $20,000 per annum
from the Fund Complex for their service on the audit committee of the Fund
Complex. This additional compensation to Messrs.        ,            and
will be allocated among the fund/trusts in the Fund Complex based on their relative net assets.

         In the event that the $190,000 cap is met with respect to an Independent Trustee, the amount of the Independent Trustee's fee borne by each fund/trust in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds/trusts in the Fund Complex. In addition, the attendance fees of each Independent Trustee are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/directors of the funds/trusts (excluding the per annum audit committee fee) held on a single day does not exceed $23,750 for any Independent Trustee.

         Certain of the above fees paid to the Independent Trustees will be subject to mandatory deferrals pursuant to the Fund Complex's deferred compensation plan. The Independent Trustees have agreed that at least $30,000 of their $190,000 base fee will be mandatory deferred pursuant to the Fund Complex's deferred compensation plan. Also, members of the audit committee of the Fund Complex will be required to defer all of the $20,000 per annum fee they will receive for their services on the audit committee pursuant to the Fund Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain other funds/trusts in the Fund Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such other funds/trusts. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund/trust. A fund/trust may, however, elect to invest in common shares of those funds/trusts selected by the Independent Trustee in order to match its deferred compensation obligations.

         The board of trustees of the Trust currently has three committees: an Executive Committee, an Audit Committee and a Governance Committee.

         The Executive Committee consists of Messrs.          and          ,
and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and the By-Laws of the Trust. The Executive Committee, subject to the Trust's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full board of trustees in the intervals between meetings of the Board.

         The Audit Committee consists of Messrs.      , and              . The
Audit Committee acts according to the Audit Committee charter.
has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the board of trustees and the Trust's independent accountants. The board of trustees of the Trust has determined that the Trust has two audit committee financial experts serving on its Audit Committee,
          and         , both of whom are independent for the purpose of the
definition of audit committee financial expert as applicable to the Trust.

         The Governance Committee consists of Messrs.        ,
           ,             ,           ,             and                 .
The Governance Committee acts in accordance with the Governance Committee charter. has been appointed as Chairman of the Governance Committee. The Governance Committee consists of the Independent Trustees and performs those functions enumerated in the Governance Committee Charter including, but not limited to, making nominations for the appointment or election of Independent Trustees, reviewing Independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the Code of Ethics applicable to the Independent Trustees. As the Trust has no operating history, no meetings of the above committees have been held.

         No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of BlackRock Advisors or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BlackRock Advisors.

Proxy Voting Policies

         The board of trustees of the Trust has delegated the voting of proxies for Trust securities to BlackRock pursuant to BlackRock's proxy voting guidelines. Under these guidelines, BlackRock will vote proxies related to Trust securities in the best interests of the Trust and its shareholders. A copy of BlackRock's proxy voting procedures are attached as Appendix B to this Statement of Additional Information.

Codes Of Ethics

         The Trust, the Advisor and the Sub-Advisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Investment Advisor And Sub-Advisor

         BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $309 billion of assets under management as of December 31, 2003. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions(R) name.

         The BlackRock organization has over 15 years of experience managing closed-end products and, as of December 31, 2003, advised a closed-end family of 49 active funds with approximately $14 billion in assets. BlackRock has $16 billion in equity assets under management as of December 31, 2003 including $4.3 billion in assets across 17 equity open-end funds and one closed-end fund. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees. The BlackRock organization invented the term trust in 1988 and has successfully managed five consecutive term trusts to returning principal on maturity.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Trust will generally purchase securities on a stock exchange effected through brokers who charge a commission for their services. The Trust may also invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

         Payments of commissions to brokers who are affiliated persons of the Trust (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the Investment Company Act. Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

         The Advisor and Sub-Advisor may, consistent with the interests of the Trust, select brokers on the basis of the research, statistical and pricing services they provide to the Trust and the Advisor's or Sub-Advisor's other clients. Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Advisor's or Sub-Advisor's investment decision-making process in order for such research, statistical and/or pricing services to be considered by the Advisor or Sub-Advisor in selecting a broker. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor and Sub-Advisor under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor or Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor or Sub-Advisor and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. The advisory fees that the Trust pay to the Advisor will not be reduced as a consequence of the Advisor's or Sub-Advisor's receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the Advisor or Sub-Advisor in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisor and Sub-Advisor in carrying out their obligations to the Trust. While such services are not expected to reduce the expenses of the Advisor or Sub-Advisor, the Advisor would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

         One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

         It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be less than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

                             DESCRIPTION OF SHARES

Common Shares

         The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Preferred Shares

         The Agreement and Declaration of Trust provides that the Trust's board of trustees may authorize and issue preferred shares (the "Preferred Shares") with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued. Whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.

         Voting Rights. The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

         The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

         Redemption, Purchase and Sale of Preferred Shares by the Trust. The terms of any Preferred Shares would typically provide that (1) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Trust may tender for or purchase Preferred Shares and (3) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

         The discussion above describes the possible offering of Preferred Shares by the Trust. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

         The Trust may apply for ratings for any Preferred Shares from Moody's Investors Service, Inc. ("Moody's"), Standard and Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Fitch Ratings ("Fitch"). In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust anticipates that any Preferred Shares that it issues would be initially given the highest ratings by Moody's ("Aaa") or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.

Other Shares

         The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

                          REPURCHASE OF COMMON SHARES

         The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust), or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange,
(c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

         The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Trust of its common shares will decrease the Trust's total assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

         Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

                                  TAX MATTERS

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders owning a large position in the Trust), and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Trust

         The Trust intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code (a "RIC"). Accordingly, the Trust must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Trust's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Trust's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other RICs) or of any two or more issuers that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a RIC, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Trust's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Trust intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Trust level. To avoid the tax, the Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust's fiscal year), and (iii) certain undistributed amounts from previous years on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Trust in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Trust during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

         If the Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Trust's shareholders would not be deductible by the Trust in computing its taxable income.

The Trust's Investments

         Certain of the Trust's investment practices may subject the Trust to special tax rules, the effect of which may be to accelerate income to the Trust, defer the Trust's losses, cause adjustments in the holding periods of the Trust's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to holders of common shares.

         If the Trust invests (directly or indirectly through a REIT) in residual interests in REMICs a portion of the Trust's income will be subject to U.S. federal income tax in all events. Excess inclusion income of the Trust generated by a residual interest in a REMIC will be allocated to shareholders of the Trust in proportion to the dividends received by the shareholders of the Trust. Excess inclusion income generally (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to certain tax exempt investors and (iii) in the case of a foreign shareholder will not qualify for any reduction in U.S. federal withholding taxes. In addition, if the shareholders of the Trust include a "disqualified organization" (such as certain governments or governmental agencies) the Trust may be liable for a tax on the excess inclusion income allocable to the disqualified organization.

         Income received by the Trust with respect to foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of the Trust's investment portfolio, shareholders will not be entitled to claim a credit or deduction with respect to such foreign taxes. Similarly, due to the makeup of the Trust's investment portfolio, the Trust will not be able to pass through to its shareholders tax exempt dividends despite the fact that the Trust may receive some tax exempt interest.

         Investments by the Trust in certain "passive foreign investment companies" could subject the Trust to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Several elections may be available to the Trust to mitigate the effect of this provision but the elections generally accelerate the recognition of income without the receipt of cash.

         It is not expected that shareholders will be subject to alternative minimum tax as a result of an investment in the Trust.

Taxation of Shareholders

         Distributions paid by the Trust from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Trust's earnings and profits. Such distributions (if designated by the Trust) may qualify (provided holding period and other requirements are met) (i) for the dividends received deduction available to corporations, but only to the extent that the Trust's income consists of dividends received from U.S. corporations and (ii) under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Dividend income from passive foreign investment companies and, in general, dividend income from REITs is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income.

         Distributions of net capital gain designated as capital gain dividends, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Trust's shares. Capital gain dividends are not eligible for the dividends received deduction. Under the Tax Act, the maximum tax rate on net capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized after May 5, 2003 and before January 1, 2009. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, under the Tax Act, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

         The Trust may retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Trust will be subject to a tax of 35% of such amount. In that event, the Trust expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Trust by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

         Shareholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisors.

         The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Any loss realized by a shareholder on the sale of Trust shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

         Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisors regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Trust.

         A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

         The Trust may be required to withhold federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in common shares should consult their own tax advisors regarding the purchase, ownership and disposition of common shares.

                                    EXPERTS

         The Statement of Net Assets of the Trust as of        , 2004 appearing
in this Statement of Additional Information has been audited by           ,
independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority
of such firm as experts in accounting and auditing.            , located at
                , provides accounting and auditing services to the Trust.

                            ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholder of BlackRock Strategic Dividend Achievers(TM) Trust

         We have audited the accompanying statement of assets and liabilities
of BlackRock Strategic Dividend Achievers(TM) Trust (the "Trust") as of      ,
2004, and the related statements of operations and the changes in net assets
for the period from        , 2004 (date of inception) to    , 2004. These
financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BlackRock
Strategic Dividend Achievers(TM) Trust as of         , 2004, and the results
of its operations and the changes in its net assets for the period from      ,
2004 (date of inception) to         , 2004, in conformity with accounting
principles generally accepted in the United States of America.

                BLACKROCK STRATEGIC DIVIDEND ACHIEVERSTM TRUST

                      STATEMENT OF ASSETS AND LIABILITIES

                                         , 2004

                BLACKROCK STRATEGIC DIVIDEND ACHIEVERSTM TRUST

                            STATEMENT OF OPERATIONS

         For the period          , 2004 (date of inception) to        , 2004

                BLACKROCK STRATEGIC DIVIDEND ACHIEVERSTM TRUST

                      STATEMENT OF CHANGES IN NET ASSETS

            For the period        , 2004 (date of inception) to       , 2004

                                  APPENDIX A

                       GENERAL CHARACTERISTICS AND RISKS
                           OF STRATEGIC TRANSACTIONS

         In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Strategic Transactions may give rise to taxable income.

Put And Call Options On Securities And Indices

         The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on securities indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

         The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts And Related Options

         Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

         Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

         Limitations on Use of Futures and Options on Futures. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Trust's board of trustees at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.

         Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the T rust will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

         Strategic Transactions Present Certain Risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

         Regulatory Considerations. The Trust has claimed an exclusion from the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

                                  APPENDIX B

                            PROXY VOTING PROCEDURES

                              PROXY VOTING POLICY

                                      For

                           BlackRock Advisors, Inc.
               and Its Affiliated Registered Investment Advisors

Introduction

         This Proxy Voting Policy ("Policy") for BlackRock Advisors, Inc. and its affiliated registered investment advisors ("BlackRock") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

         Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

         Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

         Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

         Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of a conflict.

         This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.

         Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

         A. Social Issues,

         B. Financial/Corporate Issues, and

         C. Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

                                   SECTION I

                                ROUTINE MATTERS

         Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

         1. They do not measurably change the structure, management control, or operation of the corporation.

         2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                             Voting Recommendation

         BlackRock will normally support the following routine proposals:

         1. To increase authorized common shares.

         2. To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

         3. To elect or re-elect directors.

         4. To appoint or elect auditors.

         5. To approve indemnification of directors and limitation of directors' liability.

         6. To establish compensation levels.

         7. To establish employee stock purchase or ownership plans.

         8. To set time and location of annual meeting.

                                  SECTION II

                             NON-ROUTINE PROPOSALS

         A. Social Issues

         Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

                             Voting Recommendation

         If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

         1. To enforce restrictive energy policies.

         2. To place arbitrary restrictions on military contracting.

         3. To bar or place arbitrary restrictions on trade with other countries.

         4. To restrict the marketing of controversial products.

         5. To limit corporate political activities.

         6. To bar or restrict charitable contributions.

         7. To enforce a general policy regarding human rights based on arbitrary parameters.

         8. To enforce a general policy regarding employment practices based on arbitrary parameters.

         9. To enforce a general policy regarding animal rights based on arbitrary parameters.

         10. To place arbitrary restrictions on environmental practices.

         B. Financial/Corporate Issues

         Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                             Voting Recommendation

         We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

         1. To change the state of incorporation.

         2. To approve mergers, acquisitions or dissolution.

         3. To institute indenture changes.

         4. To change capitalization.

         C. Shareholder Rights

         Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

         We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                             Voting Recommendation

         We will generally vote for the following management proposals:

         1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

         2. To institute staggered board of directors.

         3. To require shareholder approval of not more than 662/3% for a proposed amendment to the corporation's by-laws.

         4. To eliminate cumulative voting.

         5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

         6. To create a dividend reinvestment program.

         7. To eliminate preemptive rights.

         8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

         We will generally vote against the following management proposals:

         1. To require greater than 662/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

         2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

         3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

         4. To prohibit replacement of existing members of the board of directors.

         5. To eliminate shareholder action by written consent without a shareholder meeting.

         6. To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

         7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

         8. To limit the ability of shareholders to nominate directors.

         We will generally vote for the following shareholder proposals:

         1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 662/3%.

         2. To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

         3. To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

         4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

         5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

         6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

         7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

         8. To create a dividend reinvestment program.

         9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

         10. To require that "golden parachutes" be submitted for shareholder ratification.

         We will generally vote against the following shareholder proposals:

         1. To restore preemptive rights.

         2. To restore cumulative voting.

         3. To require annual election of directors or to specify tenure.

         4. To eliminate a staggered board of directors.

         5. To require confidential voting.

         6. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

         7. To dock director pay for failing to attend board meetings.

                                  SECTION III

                                VOTING PROCESS

         BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all p IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

                                   * * * * *

         Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

Approved: October 21, 1998

Revised: May 27, 2003

                                    PART C

                               Other Information

Item 24.  Financial Statements And Exhibits (1)

Financial Statements

         Part A--None.

         Part B--Statement of Assets and Liabilities. (2)

Exhibits

(a) Agreement and Declaration of Trust.(1)

(b) By-Laws.(1)

(c) Inapplicable.

(d) Form of Specimen Certificate.(2)

(e) Dividend Reinvestment Plan.(2)

(f) Inapplicable.

(g) (1)Investment Management Agreement.(2)

(g) (2)Sub-Investment Advisory Agreement.(2)

(h) Form of Underwriting Agreement.(2)

(i) Form of the BlackRock Closed-End Trusts Amended and Restated Deferred Compensation Plan.(2)

(j) (1)Custody Agreement.(2)

(j) (2)Form of Foreign Custody Manager Agreement.(2)

(k) (1)Form of Stock Transfer Agency Agreement.(2)

(k) (2)License Agreement.(2)

(k) (3)Form of Fund Accounting Agreement

(l) Opinion and Consent of Counsel to the Trust.(2)

(m) Inapplicable.

(n) Independent Auditor's Consent.(2)

(o) Inapplicable.

(p) Initial Subscription Agreement.(2)

(q) Inapplicable.

(r) (1)Code of Ethics of Trust.(2)

(r) (2) Code of Ethics of the Advisor and Sub-Advisor(2)

(r) (3) Code of Ethics of The PNC Financial Services Group(2)

(s) Power of Attorney.(2)

___________

(1) Filed herewith.

(2) To be filed by Amendment.


Item 25.  Marketing Arrangements

         Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest to be filed by amendment to this registration statement.

Item 26.  Other Expenses Of Issuance And Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

              Registration fee
              NYSE listing fee
              Printing (other than certificates) Engraving and printing certificates Accounting fees and expenses Legal fees and expenses NASD fee
                                 Total

Item 27.  Persons Controlled By Or Under Common Control With The Registrant

         None.

Item 28.  Number Of Holders Of Shares

         As of January 22, 2004

             Title Of Class                     Number of Record Holders
             --------------                     ------------------------
        Shares of Beneficial Interest                     0

Item 29.  Indemnification

         Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

         5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this
Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

         5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith,
(iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

         (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

         (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.

         (e) Subject to any limitations provided by the Investment Company Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

         5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

         5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.

         5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article __ of the underwriting agreement attached as Exhibit (h), which is incorporated herein by reference.

Item 30.  Business And Other Connections Of Investment Advisor

         Not Applicable

Item 31.  Location Of Accounts And Records

         The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of, the Registrant's Custodian and Transfer Agent.

Item 32.  Management Services

         Not Applicable

Item 33.  Undertakings

         (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         (2) Not applicable

         (3) Not applicable

         (4) Not applicable

         (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

         (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 23rd day of January, 2004.

                                             /s/ Anne F. Ackerley
                                             ---------------------------------
                                             Anne F. Ackerley
                                             Sole Initial Trustee, President,
                                             Chief Executive Officer and
                                             Chief Financial Officer



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 23rd day of January, 2004.


              Name                                  Title


      /s/ Anne F. Ackerley                Sole Initial Trustee, President,
      -----------------------             Chief Executive Officer and
          Anne F. Ackerley                Chief Financial Officer

                               INDEX TO EXHIBITS

Ex-99(a)     Agreement and Declaration of Trust

Ex-99(b)     By-laws